UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

TASER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

7860 E. McClain Dr., Suite 2 Scottsdale, Arizona (Address of principal executive offices)	85260 (Zip Code)

(480) 991-0791
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Exhibit 99.1

Item 8.01 Other Events — 2-For-1 Stock Split

On November 4, 2004, the Company announced a 2-for-1 stock split of its Common Stock in the form of a 100% stock dividend with each shareholder of record on November 15, 2004 (the “Record Date”) being entitled to receive a stock dividend of 1 share of Common Stock of the Company for each 1 share of Common Stock held as of the Record Date with delivery on or about November 29, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Text of press Release dated November 4, 2004 titled “TASER International, Inc. Declares 2-for-1 Stock Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASER International, Inc.
Dated: November 8, 2004	By:	/s/ DANIEL BEHRENDT
Daniel Behrendt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated November 4, 2004.